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                                                                    Exhibit 99.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58424) of Select Medical Corporation of our reports dated March 2, 2004, except for Note 2, Discontinued Operations, for which the date is January 18, 2005, relating to the financial statements and financial statement schedule, which appears in this Current Report on Form 8-K.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA

January 24, 2005